UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2015

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way
Houston Texas		77070
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K/A (the "Amendment") amends and replaces Item 9.01 part (c) to the Current Report on Form 8-K of Noble Energy, Inc. (the "Company") filed with the Securities and Exchange Commission("Commission") on July 21, 2015 (the "Original Report"), as amended by Amendment No. 1 on Form 8-K/A filed with the Commission on August 7, 2015 ("Amendment No. 1), with Item 9.01 part (d). The Company is filing this Amendment solely to include the consent of PricewaterhouseCoopers LLP, which is filed herewith as Exhibit 23.1. This Amendment does not revise or otherwise update the Original Report or Amendment No. 1 in any way.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits
Exhibit No.    Description
23.1        Consent of PricewaterhouseCoopers LLP.
99.1*        Press Release dated July 20, 2015.
* Previously furnished with the Original Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date: August 31, 2015	By:	/s/ Aaron G. Carlson
Aaron G. Carlson
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1*	Press Release dated July 20, 2015.

* Previously furnished with the Original Report